Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

dated as of

July 29, 2016

among

VERONA PHARMA PLC

and

THE INVESTORS PARTY HERETO

Exhibit A — Joinder Agreement

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT dated as of July 29, 2016 (this “Agreement”) by and among Verona Pharma plc, a company incorporated under the laws of England and Wales (registered number 05375156) (the “Company”), and the investors listed on the signature pages hereto, as well as any Permitted Transferees (as defined below).

W I T N E S S E T H :

WHEREAS, the Company and certain Investors are parties to that certain Securities Purchase Agreement dated as of June 17, 2016 (the “Securities Purchase Agreement”), pursuant to which, among other things, the Company agreed to offer and sell and the Investors agreed to purchase an aggregate 1,555,796,345 Units (each, a “Unit” and collectively, the “Units”) of the Company, with each Unit consisting of one Ordinary Share and one Warrant (the “Private Placement”); and

WHEREAS, concurrent with the Private Placement, the Company is undertaking a placing (the “Offshore Offering” and, together with the Private Placement, the “Offerings”) of Units pursuant to Regulation S under the Securities Act;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01          Definitions.  (a) As used in this Agreement, the following terms have the following meanings:

“ADSs” means American depositary shares, representing Ordinary Shares pursuant to a sponsored ADR facility.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person; provided that no security holder of the Company shall be deemed an Affiliate of the Company or any other security holder of the Company solely by reason of any investment in the Company or the existence or exercise of any rights or obligations under this Agreement or the Registrable Securities held by such security holder.  For the purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.  Notwithstanding the foregoing, with respect to Novo A/S, in lieu of the above definition, the term Affiliate shall mean Novo Ventures (US) Inc. (together with Novo A/S, “Novo”), or any venture capital fund or other Person now or hereafter existing formed for the purpose of making investments in other Persons that is controlled by or under common control with Novo, and for the avoidance of doubt, shall not include any other affiliate of Novo.

“AIM” means a market of that name operated by the London Stock Exchange plc.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City or the City of London, United Kingdom, are authorized by law to close.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Foreign Private Issuer” means a “foreign private issuer,” as defined in Rule 405 under the Securities Act.

“Investor” means at any time, any Person (other than the Company) who shall then be a party to or bound by this Agreement, so long as such Person shall “beneficially own” (as such term is defined in Rule 13d-3 of the Exchange Act) any Registrable Securities.

“IPO” means the Company’s first underwritten public offering in the United States of America of equity securities pursuant to an effective registration statement filed under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or any other registration solely relating to an offering or sale to employees or directors of the Company pursuant to an employee stock plan or other similar employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 or Form F-4 (or similar form), or (iii) in connection with any dividend or distribution reinvestment or similar plan).

“IPO Lock-up Period” means the period ending on the earlier of one hundred eighty (180) days after the effective date of the Company’s registration statement in connection with the IPO or such other date as the Company and the lead underwriter shall agree.

“Ordinary Shares” means ordinary shares of one thousandth of a pound Sterling (£0.001) each in the Company, and any shares into which such Ordinary Shares may thereafter be converted or changed.

“Permitted Transferee” means in the case of any Investor, a Person to whom Registrable Securities are Transferred by such Investor in accordance with Section 5.01(b); provided that (i) such transfer does not violate any agreements between such Investor and the Company or any of the Company’s subsidiaries, (ii) such transfer is not made in a registered offering or pursuant to Rule 144 and (iii) such transferee shall only be a Permitted Transferee if and to the extent the transferor designates the transferee as a Permitted Transferee entitled to rights hereunder pursuant to Section 5.01(b).

“Person” means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“prospectus” means the prospectus or prospectuses included in any registration statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such registration statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Public Offering” means an underwritten public offering of Registrable Securities of the Company pursuant to an effective registration statement under the Securities Act.

“Registrable Securities” means with respect to any Investor, Ordinary Shares owned, either of record or beneficially, by such Investor that were (a) received by such Investor in the Offerings, including Ordinary Shares issuable upon exercise of Warrants or conversion of Non-voting Ordinary Shares, (b) any Ordinary Shares issued to the Investors in a private placement that is completed concurrently with the closing of the Company’s IPO, (c) any other securities issued or issuable in respect of such Ordinary Shares by way of conversion, exchange, share dividend, split, combination, recapitalization, merger, consolidation, other reorganization or otherwise and (d) any ADSs issued in respect of any Ordinary Shares described in clauses (a), (b) or (c) (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has been effected), until all such Ordinary Shares or ADSs, as applicable, (i) have been disposed of pursuant to a registration statement covering such Ordinary Shares or ADSs, as applicable,  that has been declared effective by the SEC, (ii) have (with respect to Ordinary Shares) been sold through the AIM market; (iii) have ceased to be outstanding, (iv) have been sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, or (v) are eligible for sale by the holder thereof without limitations as to volume or manner of sale pursuant to Rule 144.

“Registration Expenses” means any and all expenses incident to the performance of, or compliance with, any registration or marketing of Registrable Securities, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable and documented fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to Section 3.03(b)), (vii) reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter,” including the reasonable and documented fees and expenses of any counsel thereto, (ix) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding Selling Expenses, (x) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xi) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, (xii) all out-of-pocket costs and expenses incurred by the Company or its appropriate officers in connection with their compliance with Section 3.05 and (ix) reasonable fees and expenses of one (1) legal counsel for the Investors selected by the majority-in-interest of the Investors participating in such registration, such expenses not to exceed US$100,000.  Registration Expenses shall not include any out-of-pocket expenses of the Investors (or the agents who manage their accounts), except as provided above in (ix).

“registration statement” means any registration statement of the Company including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

“SEC” means the United States Securities and Exchange Commission or any other federal agency at the time administering the federal securities laws.

“Securities Act” means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Selling Expenses” shall mean, collectively, any selling commission, discounts or brokerage fees and stock transfer taxes applicable to the sale of Registrable Securities.

“Transfer” means, with respect to any Registrable Securities, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such Registrable Securities or any participation or interest therein, whether directly or indirectly (including pursuant to a derivative transaction), or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation, or other transfer of such Registrable Securities or any participation or interest therein or any agreement or commitment to do any of the foregoing.

“Warrants” means the warrants issued by the Company in the Offerings.

(b)           Each of the following terms is defined in the Section set forth opposite such term:

Term	Section

Agreement	Preamble
Company	Preamble
Damages	4.01
Indemnified Party	4.03
Indemnifying Party	4.03
Inspectors	3.04
Joinder Agreement	5.01(b)
Notice	5.02
Offering	Preamble
Records	3.04
Securities Purchase Agreement	Preamble
Shelf Registration	2.01
Suspension Period	2.01(e)

Section 1.02          Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  References to Articles, Sections or Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified.  All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  Any capitalized term used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Agreement.  Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.  “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.  References to any law include all laws and regulations promulgated thereunder.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.  At any time the Company is not a Foreign Private Issuer, any references in this Agreement to a form or filing that may be made by a Foreign Private Issuer shall be deemed to be references to the corresponding form or filing that may be made by an entity that is not a Foreign Private Issuer.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01          Shelf Registration and Registration Procedures.

(a)           Not later than the later of one hundred eighty (180) days after the commencement of the IPO or five business days after the expiration of the IPO Lock-up Period,

which shall be no later than two hundred thirty five (235) days after the commencement of the IPO (the “Commencement Date”), the Company shall (i) file a registration statement covering the resale of all of the Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar rule) (a “Shelf Registration” and the related registration statement, a “Shelf Registration Statement”), (ii) use commercially reasonable efforts to have the registration statement declared effective as promptly as practicable, and (iii) maintain an effective Shelf Registration (or other registration statement as described below) until all Registrable Securities shall have been sold under such Shelf Registration or cease to be Registrable Securities (such period, the “Effectiveness Period”).  The Company shall promptly, and within two (2) Business Days after the Company confirms effectiveness of the Shelf Registration with the SEC, notify the Investors of the effectiveness of the Shelf Registration.  In the event that Form S-3 or Form F-3 is not available for registration of the resale of the Registrable Securities hereunder, the Company shall (x) register the resale of the Registrable Securities on Form S-1 or Form F-1 or another appropriate form and (y) undertake to register the Registrable Securities on Form S-3 or Form F-3 as soon as the use of such form for such purpose is permitted, provided that the Company shall maintain the effectiveness of the registration statement then in effect until such time as the registration statement on Form S-3 or Form F-3 covering the Registrable Securities has been declared effective by the SEC.

(b)           Prior to filing a registration statement or prospectus or any amendment or supplement thereto (other than any report filed pursuant to the Exchange Act that is incorporated by reference therein, any post-effective amendment to incorporate by reference or otherwise include any such report, or any prospectus supplement to reflect changes in the selling stockholder table) the Company shall furnish to each participating Investor and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed. Such documents shall be subject to the review and comment of one counsel selected by the majority-in-interest of Investors participating in such registration. Thereafter the Company shall furnish to such Investor and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424, Rule 430A, Rule 430B or Rule 430C under the Securities Act and such other documents as such Investor or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(c)           The Company shall respond to written comments received from the SEC upon a review of any registration statement in a timely manner.

(d)           After the filing of the registration statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, including as may be necessary to keep such registration statement effective and current, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify each Investor holding Registrable

Securities covered by such registration statement of any stop order issued or threatened by the SEC or any state securities commission and take reasonable best efforts to prevent the entry of such stop order or to cause it to be promptly removed if entered.

(e)           The Company shall use commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Investor holding such Registrable Securities reasonably (in light of such Investor’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Investor to consummate the disposition of the Registrable Securities owned by such Investor; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.01(d), (B) subject itself to taxation in any such jurisdiction, unless the Company is already subject to taxation in such jurisdiction or (C) consent to general service of process in any such jurisdiction, unless the Company is already subject to service in such jurisdiction, except as required pursuant to the applicable rules and regulations of the SEC.

(f)            The Company shall promptly notify each Investor holding such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Investor and file with the SEC any such supplement or amendment; provided that upon written notice to each Investor holding such Registrable Securities, the Company shall be entitled to delay the effectiveness of any registration statement or to suspend, on two occasions during any period of 12 consecutive months for a reasonable time specified in the notice but not exceeding in the aggregate 30 days (each, a “Suspension Period”), the use of any registration statement or prospectus if the Company determines in its reasonably good faith judgment, after consultation with counsel that (i) the registration statement or any prospectus may contain an untrue statement of a material fact or omit any fact necessary to make the statements in the registration statement or prospectus not misleading, provided, that in such event the Company shall promptly prepare and file a supplement or amendment to such registration statement or prospectus to correct such disclosure or (ii) proceeding with the registration would materially interfere with a significant acquisition, corporate organization or other similar transaction involving the Company, require premature disclosure of material information that the Company has bona fide business purposes for preserving as confidential or render the Company unable to comply with the requirements under the Securities Act or Exchange Act. Notwithstanding the foregoing, until such time as the Company is eligible to register the resale of Registrable Securities on Form S-3 or Form F-3, the Company shall be permitted to effect a Suspension Period to file a post-effective amendment to the registration statement at any time that the Company files a report under the Exchange Act; provided, that the Company shall use commercially reasonable efforts to file such post-effective amendment and have the registration statement declared effective as promptly as practicable.

(g)           The Company shall use best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement or such other document covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement satisfies the requirements of Rule 158 under the Securities Act.

(h)           The Company may require each Investor promptly to furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may reasonably request for inclusion in the registration statement (and the prospectus included therein) as is necessary to comply with all applicable rules and regulations of the SEC (the “Investor Information”), and that it will promptly notify the Company of any material changes in the information set forth in the registration statement furnished by or regarding the Investor or its plan of distribution.

(i)            Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.01(e), such Investor shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.01(e), and, if so directed by the Company, such Investor shall deliver to the Company all copies, other than any permanent file copies then in such Investor’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

(j)            Each Investor agrees that, in connection with any offering pursuant to this Agreement, it will not prepare or use or refer to, any “free writing prospectus” (as defined in Rule 405 of the Securities Act) without the prior written authorization of the Company, and will not distribute any written materials in connection with the offer or sale of the Registrable Securities pursuant to any Public Offering conducted hereunder other than the prospectus and any such free writing prospectus so authorized.

(k)           The Company shall use commercially reasonable efforts to list all Registrable Securities on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.

(l)            The Company shall be liable for and pay all Registration Expenses incurred in connection with a registration statement pursuant to this Agreement, other than Selling Expenses.  Selling Expenses shall be borne by the respective Investors on behalf of which the Selling Expenses have been incurred, in proportion to the respective number of shares of Registrable Securities sold by each of them.

(m)          The Company shall not agree to name any Investor as an “underwriter” in any registration statement registering Registrable Securities without the prior written consent of such Investor. In addition, any registration statement registering Registrable Securities shall include a plan of distribution reasonably acceptable to the Investors.

Section 2.02          Rule 144 Sales; Cooperation by the Company.  With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Investors to sell Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after the date hereof;

(b)           file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)           furnish to each Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other information as such Investor may reasonably request in order to avail itself of any rule or regulation of the SEC allowing such Investor to sell any Registrable Securities without registration.

Section 2.03          Conversions of Ordinary Shares into ADSs.  To the extent that the Company causes ADSs to be issued in the IPO, following the IPO and as requested by the Investors, the Company will deposit Ordinary Shares held by the Investors from time to time with the ADS depositary and cause the ADS depositary to issue ADSs to the Investors upon deposit of such Ordinary Shares, provided that the Company shall not be required to deposit such Ordinary Shares in exchange for ADSs (a) on or prior to the date that is six (6) months from the date of the final prospectus for the IPO except in compliance with the Securities Act, (b) at any time at which to do so would violate obligations under any underwriter’s lock-up agreement entered into in connection with the IPO.  The Company will pay reasonable expenses of the Investors related to the issuance of ADSs upon exchange of Ordinary Shares for ADSs.

Section 2.04          Obligation to Register ADSs.  Notwithstanding anything to the contrary herein, unless the Company has previously caused the Ordinary Shares to be listed on a national securities exchange or trading system in the United States (it being acknowledged that the Company shall have no obligation to so list the Ordinary Shares) and a market in the United States for Ordinary Shares not held in the form of ADSs exists, in any registration pursuant to Section 2.01 or Section 2.03 any Registrable Securities registered and sold pursuant thereto shall be in the form of ADSs.

ARTICLE III

PUBLIC OFFERING

Section 3.01          Participation in Public Offering.  At any time after the Commencement Date, if the Company receives a request from an Investor or group of Investors, in each case holding a majority of the Registrable Securities (as determined on a fully-diluted basis) that the Company effect a Public Offering, then the Company shall use commercially reasonable efforts to promptly prepare a prospectus or a prospectus supplement to effect such Public Offering; provided that (i) the Company shall only be required to effectuate one Public Offering within any one-year period and (ii) the Company shall not be obligated to effect a Public Offering unless the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be included in such Public Offering equals or exceeds $7,500,000.  The Company shall use commercially reasonable efforts to give notice of such Public Offering at least ten (10) Business Days prior to the anticipated filing date of the prospectus or prospectus supplement relating to such Public Offering to the other Investors who hold Registrable Securities at such time.  Such other Investors may, upon notice received by the Company no later than five (5) Business Days after the date of notice of a Public Offering, request that the Company also include all or any portion of such other Investors’ Registrable Securities.  Thereafter, the Company shall use commercially reasonable efforts to effect the Public Offering of all Registrable Securities requested to be included (in accordance with the methods thereof as aforesaid).  Subject to Section 3.03(b), the Company shall be permitted to include any securities other than the Registrable Securities (including for the benefit of Persons not party to this Agreement) as part of any such Public Offering.

Section 3.02          Other Agreements of Investors.  No Investor may participate in any Public Offering hereunder unless such Investor (i) agrees to sell such Investor’s Registrable Securities on the basis provided in any underwriting arrangements (in customary form) approved by the Company and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock up agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights within the specified timelines.

Section 3.03          Underwriting of Public Offering.  In connection with any Public Offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such all other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering.

(a)           In connection with any Public Offering, if required, the Company shall furnish to each underwriter, if any, a signed counterpart, addressed to such underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as the managing underwriter therefor reasonably requests.

(b)           If the total amount of securities to be sold in any Public Offering in which the Investors are participating exceeds the amount that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities and securities other than the Registrable Securities that the underwriters and the Company determine in their sole discretion shall not jeopardize the success of the offering.  If the Investors determine to include any Registrable Securities in any such Public Offering, other than a Public Offering initiated by the Company, the number of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: (i) first, securities other than the Registrable Securities requested to be included in such offering (including any securities that the Company proposes to register and sell for its own account) shall be excluded (as may be allocated pursuant to any agreement between holders of any such securities other than the Company) and (ii) second, Registrable Securities requested to be included in such offering by the

Investors shall be excluded on a pro rata basis based on the number of securities requested to be included.  If the Investors determine to include any Registrable Securities in any such Public Offering initiated by the Company, the number of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: (i) first, securities other than the Registrable Securities requested to be included in such offering by Persons other than the Company shall be excluded on a pro rata basis based on the number of such securities requested to be included, (ii) second, Registrable Securities requested to be included in such offering by the Investors shall be excluded on a pro rata basis based on the number of such securities requested to be included and (iii) third, securities proposed to be registered and sold for the account of the Company shall be excluded.  To facilitate the allocation of securities in accordance with the above provisions, the Company or the underwriters may round down the number of securities allocated to any selling holder (including each Investor) to the nearest 100.

Section 3.04          Inspection of the Company Records.  Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company shall, in connection with a Public Offering, make available for inspection by any underwriter participating in such Public Offering and any attorney, accountant or other professional (the retention of which is reasonable under the circumstances) retained by any such underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary or desirable to enable any of the Inspectors to exercise its due diligence responsibility and in accordance with applicable law, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such Public Offering and in accordance with applicable law.  Records that the Company determines in good faith to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in the registration statement related to such Public Offering or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction.  Each Investor agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it or its Affiliates as the basis for any market transactions in the Ordinary Shares, ADSs or other securities of the Company unless and until such information is made generally available to the public.  Each Investor further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it shall give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

Section 3.05          The Company’s Participation in Road Shows.  In connection with any Public Offering, the Company shall have appropriate officers of the Company (i) prepare and make presentations at any “road shows” and before analysts and (ii) otherwise use commercially reasonable efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

Section 4.01          Indemnification by the Company.  The Company agrees to indemnify and hold harmless each Investor beneficially owning any Registrable Securities covered by a registration statement, its officers, directors, partners, managers, members, investment managers, affiliates, agents, representatives and employees, and each Person, if any, who controls such Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable and documented expenses of investigation and reasonable and documented attorneys’ fees and expenses) (collectively, “Damages”) caused by or relating to (i) any untrue statement or alleged untrue statement of a material fact contained in (or incorporated by reference in) any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or free writing prospectus (as defined in Rule 405 under the Securities Act), or any filing under any state securities (or blue sky) laws, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Company, except insofar as such Damages are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to the Company by such Investor or on such Investor’s behalf expressly for use therein.  The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Investors provided in this Section 4.01.

Section 4.02          Indemnification by Participating Investors.  Each Investor holding Registrable Securities covered by a registration statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from any Damages caused by or relating to (i) any untrue statement or alleged untrue statement of a material fact contained in (or incorporated by reference in) any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or free writing prospectus (as defined in Rule 405 under the Securities Act), or any filing under any state securities (or blue sky) laws, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only in each case with respect to information furnished in writing by such Investor or on such Investor’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus.  Each such Investor also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this Section 4.02.  As a condition to including Registrable Securities in any registration statement filed in accordance with Article 2, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.  No Investor shall be liable under this Section 4.02 for any Damages in excess of the net proceeds realized by such Investor in the sale of Registrable Securities of such Investor to which such Damages relate.

Section 4.03          Conduct of Indemnification Proceedings.  If any proceeding (including any governmental investigation) shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to Section 4.01 or 4.02, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all reasonable and documented fees and expenses, provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (b) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable and documented fees and expenses of more than one separate firm of attorneys (in addition to one local counsel per jurisdiction) at any time for all such Indemnified Parties.  In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.  Without the prior written consent of the Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

Section 4.04          Survival.  Unless otherwise superseded by an underwriting agreement entered into in connection with an underwritten public offering, the obligations of the Company and the Investors under Section 4.01 and Section 4.02, respectively, shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement or otherwise.

Section 4.05          Contribution.  (a) If the indemnification provided for in Section 4.01 or 4.02 is unavailable to the Indemnified Parties in respect of any Damages, then each Indemnifying

Party, in lieu of indemnifying the Indemnified Parties, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages:

(i)            as between the Company and the Investors holding Registrable Securities covered by a registration statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Investors on the one hand and the underwriters on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Investors on the one hand and of such underwriters on the other in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations; and

(ii)           as between the Company on the one hand and each such Investor on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Investor in connection with such statements or omissions, as well as any other relevant equitable considerations.

The relative benefits received by the Company and such Investors on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Investors bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the applicable prospectus or prospectus supplement.  The relative fault of the Company and such Investors on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Investors or by such underwriters.  The relative fault of the Company on the one hand and of each such Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(b)           The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 4.05 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 4.05, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any Damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no

Investor shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Investor were offered to the public (less underwriters’ discounts and commissions) exceeds the amount of any Damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Each Investor’s obligation to contribute pursuant to this Section 4.05 is several in the proportion that the proceeds of the offering received by such Investor bears to the total proceeds of the offering received by all such Investors and not joint.

ARTICLE V

MISCELLANEOUS

Section 5.01          Binding Effect; Assignability; Benefit.  (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns.  Any Investor that ceases to own beneficially any Registrable Securities shall cease to be bound by the terms hereof (other than (i) the provisions of Article 4 applicable to such Investor with respect to any offering of Registrable Securities completed before the date such Investor ceased to own any Registrable Securities and (ii) this Article 5).

(a)           Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto pursuant to any Transfer of Registrable Securities or otherwise, except that each Investor may assign all or any portion of its rights hereunder to any Permitted Transferee of such Investor with respect to securities representing not less than twenty percent (20%) of the Registrable Securities held by such Investor as of the date of completion of the IPO; provided, however, that no such minimum assignment requirement shall be necessary for an assignment by an Investor which is (i) a partnership to its partners in accordance with their partnership interests, (ii) a limited liability company to its members in accordance with their interests in the limited liability company, (iii) a corporation to its stockholders in accordance with their interests in the corporation or (iv) to an Affiliate of such Investor.  Any such Permitted Transferee shall (unless already bound hereby) execute and deliver to the Company an agreement to be bound by this Agreement in the form of Exhibit A hereto (a “Joinder Agreement”) and shall thenceforth be a “Investor.”  Any such transfer to a Permitted Transferee must be in compliance with the Securities Act and any other applicable securities “blue sky” laws.

(b)           Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 5.02          Notices.  All notices, requests and other communications (each, a “Notice”) to any party shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by facsimile transmission or email transmission so long as receipt of such email is requested and received:

if to the Company to:

Verona Pharma PLC

3 More London Riverside

London SE1 2RE

United Kingdom

E-Mail: XXX and XXX

Attention: Jan-Anders Karlsson and Claire Poll

with a copy to:

Kaye Scholer LLP

Two Palo Alto Square, Suite 400

3000 El Camino Real

Palo Alto, CA 94306-2112

E-mail: XXX

Attention: Nicholas O’Keefe

if to any Investor, at the address for such Investor listed on the signature pages below or otherwise provided to the Company as set forth below.

Any Notice shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt.  Otherwise, any such Notice shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

Any Person that becomes an Investor after the date hereof shall provide its address, fax number and email address to the Company.

Section 5.03          Waiver; Amendment; Termination.  (a) The provisions of this Agreement, including the provisions of this sentence, may not be amended, waived, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and holders of a majority of the Registrable Securities (as determined on a fully-diluted basis); provided, however, that in no event shall the obligations of any holder of Registrable Securities be materially increased or the rights of any Investor be adversely affected (without similarly adversely affecting the rights of all Investors), except upon the written consent of such holder.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a registration statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders pursuant to such registration statement.

(b)           This Agreement shall terminate upon the earlier to occur of (i) the fifth anniversary of the IPO and (ii) the date on which there are no Registrable Securities.

Section 5.04          Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

Section 5.05          Jurisdiction.  The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any state or federal court sitting in The City of New York, Borough of Manhattan, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.02 shall be deemed effective service of process on such party.

Section 5.06          WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH OF THE COMPANY AND THE INVESTORS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT EACH OF THE COMPANY AND THE INVESTORS HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 5.07          Specific Enforcement.  Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond or furnishing other security, and in addition to all other remedies that may be available, shall be entitled to the fullest extent permitted by law to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

Section 5.08          Counterparts; Effectiveness.  This Agreement may be executed (including by facsimile or other electronic image scan transmission) with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original, and all of which shall, taken together, be considered one and the same agreement, it being understood that each party need not sign the same counterpart.  This Agreement shall become effective when each party hereto shall have executed and delivered this Agreement.  Until and unless each party has executed and delivered this Agreement, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 5.09          Entire Agreement.  This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter hereof.

Section 5.10          Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 5.11          Confidentiality.

(a)           Each Investor agrees that any notice received pursuant to this Agreement, including any notice of a proposed public offering, postponement of an offering or other similar notice regarding the Company’s securities, is confidential information and that any trading in securities of the Company following receipt of such information may only be done in compliance with all applicable securities laws.

(b)           Each Investor shall have the right, at any time and from time to time (including after receiving information regarding any potential Public Offering), to elect not to receive any notice that the Company or any other Investor otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Investor that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Company and other Investors shall not be required to, and shall not, deliver any notice or other information required to be provided to Investors hereunder to the extent that the Company or such other Investors reasonably expect would result in an Investor acquiring material nonpublic information. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely.  An Investor who previously has given the Company an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of an Investor to issue and revoke a subsequent Opt-Out Request.

Section 5.12          Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Investor shall be entitled to protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement or have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

VERONA PHARMA PLC

By:	/s/ Jan-Anders Karlsson
Name: Jan-Anders Karlsson
Title:Chief Executive Officer

[Signature Page to Registration Rights Agreement]

INVESTORS:

ABINGWORTH BIOVENTURES VI LP acting by its
Manager Abingworth LLP

By:	/s/ James Abell
Name: James Abell
Title: Partner

Address for Notices:

Address: 38 Jermyn Street, London SWIY 6DN, UK

Fax number:

Email address: XXX

[Signature Page to Registration Rights Agreement]

INVESTORS:

AISLING CAPITAL IV, LP

By:	/s/ Lloyd Appel
Name: Lloyd Appel
Title: Chief Financial Officer

Address for Notices:

Address: 888 Seventh Avenue, 12th Floor, New York, NY 10106

Fax number:

Email address: XXX

[Signature Page to Registration Rights Agreement]

INVESTORS:

DON M. BAILEY

By:	/s/ Don M. Bailey

Address for Notices:

Address: 5748 Grandview Avenue, Yorba Linda, CA 92886

Fax number:

Email address: XXX

[Signature Page to Registration Rights Agreement]

INVESTORS:

BIODISCOVERY 4 FPCI

By: Edmund de Rothschild Investment Partners, its management company

By:	/s/ Gilles Nobécourt
Name: Gilles Nobécourt
Title: Managing Director

Address for Notices:

Address:	47, Rue du Faubourg Saint-Honoré
75401 Paris Cedex 08, France
Fax number:
Email address:	XXX

[Signature page to Registration Rights Agreement]

INVESTORS:

GROWTH EQUITY OPPORTUNITIES FUND IV, LLC

By: New Enterprise Associates 15, L.P., its sole member
By: NEA Partners 15, L.P., its general partner
By: NEA 15 GP, LTD, its general partner

By:	/s/ Louis S. Citron
Name: Louis S. Citron
Title: Chief Legal Officer

Address for Notices:

Address:  1954 Greenspring Drive, Suite 600, Timonium, MD 21093

Fax number:

Email address: XXX

[Signature page to Registration Rights Agreement]

INVESTORS:

ORBIMED PRIVATE INVESTMENTS VI, LP

By:	OrbiMed Capital GP VI LLC,
its General Partner

By:	OrbiMed Advisors LLC,
its Managing Member

By:	/s/ Carl Gordon
Name: Carl Gordon
Title: Managing Member

Address for Notices:

Address:  601 Lexington Ave, 54th Floor, New York, NY 10022

Fax number:

Email address: XXX

[Signature page to Registration Rights Agreement]

INVESTORS:

Tekla World Healthcare Fund*

/s/ Daniel R. Omstead
By: Daniel R. Omstead
Title: President

Address for Notices:

Address:	c/o Tekla Capital Management LLC
100 Federal Street 19th Floor
Boston, MA 02110

Fax number:	617 772 8577

Email address:	XXX, with copies to
XXX, XXX
and XXX

* The name Tekla World Healthcare Fund is the designation of the Trustee for the time being under a Declaration of Trust dated May 18, 2015, and all persons dealing with Tekla World Healthcare Fund must look solely to the trust property for the enforcement of any claim against Tekla World Healthcare Fund, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of Tekla World Healthcare Fund.

[Signature page to Registration Rights Agreement]

INVESTORS:

Tekla Life Sciences Investors*

/s/ Daniel R. Omstead
By: Daniel R. Omstead
Title: President

Address for Notices:

Address:	c/o Tekla Capital Management LLC
100 Federal Street 19th Floor
Boston, MA 02110

Fax number:	617 772 8577

Email address:	XXX, with copies to
XXX, XXX
and XXX

* The name Tekla Life Sciences Investors is the designation of the Trustee for the time being under a Declaration of Trust dated February 20, 1992, as amended, and all persons dealing with Tekla Life Sciences Investors must look solely to the trust property for the enforcement of any claim against Tekla Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of Tekla Life Sciences Investors.

[Signature page to Registration Rights Agreement]

INVESTORS:

VIVO VENTURES FUND VII, L.P.

By:	Vivo Ventures VII, LLC
Its:	General Partner

By:	/s/ Albert Cha
Name: Albert Cha
Title: Managing Member

VIVO VENTURES VII AFFILIATES FUND, L.P.

By:	Vivo Ventures VII, LLC
Its:	General Partner

By:	/s/ Albert Cha
Name: Albert Cha
Title: Managing Member

VIVO VENTURES FUND VI, L.P.

By:	Vivo Ventures VI, LLC
Its:	General Partner

By:	/s/ Albert Cha
Name: Albert Cha
Title: Managing Member

VIVO VENTURES VI AFFILIATES FUND, L.P.

By:	Vivo Ventures VII, LLC
Its:	General Partner

By:	/s/ Albert Cha
Name: Albert Cha
Title: Managing Member

Address for Notices:

Address: 575 High Street, Suite 201, Palo Alto, CA 94301, USA

Fax number:	650-688-0815
Email address:	XXX

[Signature page to Registration Rights Agreement]

JOINDER TO REGISTRATION RIGHTS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Registration Rights Agreement dated as of               , 2016 (as amended, amended and restated or otherwise modified from time to time, the “Registration Rights Agreement”) among Verona Pharma plc and the investors party thereto listed on the signature pages, as well as any Permitted Transferees.  Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Registration Rights Agreement as of the date hereof as a Permitted Transferee of an Investor thereto and shall have all of the rights and obligations of an “Investor” thereunder as if it had executed the Registration Rights Agreement.  The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:    ,

[NAME OF JOINING PARTY]

By:
Name:
Title:

Address for Notices:

Address:

Fax number:

Email address: